UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
June 30, 2006
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CHINO COMMERCIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)
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California		20-4797048
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employee
of incorporation or organization)		Identification No.)

14345 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

Registration of Securities Under Rule 12g-3
Under the Securities Exchange Act of 1934, as amended

Effective June 30, 2006, Chino Commercial Bancorp (the “Registrant”) acquired all of the outstanding stock of Chino Commercial Bank, N.A. (the “Bank”), pursuant to a Plan of Reorganization, dated March 16, 2006, between the Registrant and the Bank. The Plan of Reorganization was approved by the shareholders of the Bank at its annual meeting of shareholders held on June 15, 2006. Pursuant to the Plan of Reorganization, the shares of the Bank’s common stock were exchanged for shares of the Registrant’s common stock, no par value, on a one-for-one basis. As a result, the Bank became a wholly owned subsidiary of the Registrant, the Registrant became the holding company for the Bank, and the shareholders of the Bank became shareholders of the Registrant. The 825,953 shares of the Registrant’s common stock issued in connection with the Bank’s reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.

As a result of the reorganization, the Registrant became the successor issuer to the Bank pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the reorganization, the Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports, proxy statements and other information with the Comptroller of the Currency (the “Comptroller”). Such information filed by the Bank with the Comptroller may be inspected and copied may be inspected and copied at the offices of the Comptroller of the Currency, 250 E Street, S.W., Washington, D.C. 20219. The last report that the Bank filed with the Comptroller was its Quarterly Report on Form 10-QSB for the period ended March 31, 2006, as filed on May 12, 2006. In addition, copies of the Bank’s most recent 10-QSB and 10-KSB as filed with the Comptroller, as well as all Current Reports on Form 8-K and exhibits to such reports, are included as exhibits to the Registrant’s Form S-8 Registration Statement filed on July 5, 2006.

This Form 8-K is being filed as the initial report of the Registrant to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to the Bank pursuant to Rule 12g-3 under the Exchange Act. As a result, the Common Stock is deemed to be registered under Section 12(g) of the Exchange Act, and the Registrant is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Registrant will begin filing current and periodic reports, proxy statements and other information with the Commission, and quarterly and annual reports will be reported on a consolidated basis. The first periodic report to be filed by the Registrant with the Commission will be its Quarterly Report on Form 10-QSB for the period ended June 30, 2006.

U.S. Stock Transfer Corporation, Glendale, California, is the Registrant’s transfer agent.

The Registrant’s common stock is now listed on the OTC Bulletin Board under the symbol CCBC.

A copy of the press release issued July 3, 2006 by the Registrant concerning the effectiveness of the reorganization is included as Exhibit 99.1 hereto.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits

2.1            Plan of Reorganization dated March 16, 2006 by and between
Chino Commercial Bank, N.A. and the Registrant

99.1      Press Release dated July 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 5, 2006	CHINO COMMERCIAL BANCORP

	By:	/s/ Jo Anne Painter
Jo Anne Painter Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Reorganization dated March 16, 2006 by and between Chino Commercial Bank, N.A. and the Registrant

99.1	Press Release dated July 5, 2006